UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): August 2, 2018

ANSYS, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-20853	04-3219960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2600 ANSYS Drive, Canonsburg, PA 15317
(Address of Principal Executive Offices) (Zip Code)

(724) 746-3304
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Election

            On July 31, 2018, Ms. Glenda M. Dorchak and Ms. Nicole Anasenes were elected to the ANSYS, Inc. (the “Company”) Board of Directors (the “Board”) effective immediately.  Ms. Dorchak will serve as a Class III director for the term expiring on the date of the annual meeting of the stockholders expected to take place in May 2020, or until her earlier death, resignation or removal.  Ms. Dorchak was also elected to the Compensation Committee of the Board effective immediately.  Ms. Anasenes will serve as a Class I director for the term expiring on the date of the annual meeting of the stockholders expected to take place in May 2021, or until her earlier death, resignation or removal.  Ms. Anasenes was also elected to the Audit Committee of the Board effective immediately.

In connection with Ms. Dorchak’s election to the Board, the Company entered into an indemnification agreement with Ms. Dorchak on July 31, 2018, in the Company's standard form of indemnification agreement for non-employee directors included as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on March 20, 2013.  Pursuant to this indemnification agreement, the Company will agree, in certain circumstances, to indemnify Ms. Dorchak against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement incurred as a result of the fact that Ms. Dorchak, in her capacity as a director of the Company, is made or threatened to be made a party to any suit or proceeding.  The indemnification agreement will also provide for the mandatory advancement of expenses to Ms. Dorchak in connection with any suit or proceeding.  The description above is a summary of the terms of the indemnification agreement with Ms. Dorchak; it does not purport to be complete and it is qualified in its entirety by reference to the form of the indemnification agreement itself, which is incorporated herein by reference.

In connection with her service to the Company as a director, Ms. Dorchak will be entitled to receive compensation consistent with that of the Company’s other non-affiliate independent directors who are not employees of the Company, as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 6, 2018, under the caption “Non-Employee Director Compensation,” which portion of such proxy statement is incorporated herein by reference.

Ms. Dorchak was not selected as a director pursuant to any arrangement or understanding between Ms. Dorchak and any other persons.

Since the beginning of the Company’s last fiscal year, there was no transaction or series of similar transactions, nor is there any currently proposed transaction or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000 and in which Ms. Dorchak, or members of her immediately family, had or will have a direct or indirect material interest, other than her director compensation arrangements.

In connection with Ms. Anasenes’ election to the Board, the Company entered into an indemnification agreement with Ms. Anasenes on July 31, 2018, in the Company's standard form of indemnification agreement for non-employee directors included as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on March 20, 2013.  Pursuant to this indemnification agreement, the Company will agree, in certain circumstances, to indemnify Ms. Anasenes against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement incurred as a result of the fact that Ms. Anasenes, in her capacity as a director of the Company, is made or threatened to be made a party to any suit or proceeding.  The indemnification agreement will also provide for the mandatory advancement of expenses to Ms. Anasenes in connection with any suit or proceeding.  The description above is a summary of the terms of the indemnification agreement with Ms. Anasenes; it does not purport to be complete and it is qualified in its entirety by reference to the form of the indemnification agreement itself, which is incorporated herein by reference.

In connection with her service to the Company as a director, Ms. Anasenes will be entitled to receive compensation consistent with that of the Company’s other non-affiliate independent directors who are not employees of the Company, as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 6, 2018, under the caption “Non-Employee Director Compensation,” which portion of such proxy statement is incorporated herein by reference.

Ms. Anasenes was not selected as a director pursuant to any arrangement or understanding between Ms. Anasenes and any other persons.

Since the beginning of the Company’s last fiscal year, there was no transaction or series of similar transactions, nor is there any currently proposed transaction or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000 and in which Ms. Anasenes, or members of her immediately family, had or will have a direct or indirect material interest, other than her director compensation arrangements.

On August 2, 2018, the Company issued a press release in connection with Ms. Dorchak’s and Ms. Anasenes’ election to the Board.  The full text of the press release is set forth in Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

   (d)        Exhibits.

Exhibit Number	Description

99.1	Press release dated August 2, 2018 regarding the election of Ms. Anasenes and Ms. Dorchak as directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANSYS, Inc.

Date: August 2, 2018	By:	/s/ Janet Lee
Janet Lee
Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Press release dated August 2, 2018 regarding the election of Ms. Anasenes and Ms. Dorchak as directors.